Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Remuneration	$ 1,876,455	$ 2,455,831	$ 2,241,508
Short-term benefits for employees	371,839	345,548	261,306
Other long-term benefits	409,206	394,570	143,969
Total	2,657,500	$ 3,195,949	$ 2,646,783
Guaranteed to key management personnel	$ 0